UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 24, 2018

(Date of earliest event reported)

Corning Natural Gas Holding Corporation

(Exact name of registrant as specified in its charter)

New York	000-55911	46-3235589
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

330 West William Street, Corning, New York	14830
(Address of principal executive offices)	(Zip Code)

(607) 936-3755
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standard provided pursuant to Section 13(A) of the Exchange Act. [ ]

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the 2018 Annual Meeting of Shareholders of Corning Natural Gas Holding Corporation (the “Company”) held on April 24, 2018, the Company’s shareholders voted on five proposals and cast their votes as described below. The proposals are described in detail in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 22, 2018 (the “Proxy Statement”).

Proposal 1: Election of Directors.

The shareholders elected the following eight directors, to serve until the Company’s next annual meeting of shareholders and until their successors are elected and have qualified:

Nominee	Votes For	Votes Withheld	Broker Non-Votes

Henry B. Cook, Jr.	2,358,686	8,987	524,451

Michael I. German	2,361,988	5,685	524,451

Ted W. Gibson	2,353,988	13,685	524,451

Robert B. Johnston	2,345,117	22,555	524,451

Joseph P. Mirabito	2,347,997	19,675	524,451

William Mirabito	2,355,931	11,741	524,451

George J. Welch	2,353,988	13,685	524,451

John B. Williamson III	2,353,651	14,022	524,451

Proposal 2: Amendment to Certificate of Incorporation of the Company.

The Company’s shareholders approved amending the Company’s certificate of incorporation to increase the authorized number of shares of common stock of the Company to 4,500,000 shares and preferred stock available for designation by the Board of Directors to 750,000 shares, with the voting as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes

1,792,947	29,050	545,675	524,451

Proposal 3: Adopting the 2018 Stock Plan.

The shareholders adopted the 2018 Stock Plan of the Company, which provides for the issuance of incentive stock options, non-qualified stock options, restricted stock, performance stock and dividend equivalents to officers, employees and directors of the Company and its affiliates. The shareholders voted as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes

1,688,938	28,052	650,681	524,451

Proposal 4: Non-binding advisory vote to approve the Company’s executive compensation.

The Company’s shareholders approved, in an advisory and non-binding vote, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes

2,214,334	30,204	123,134	524,451

Proposal 5: Ratification of the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2018.

The appointment of Freed Maxick CPAs as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2017, was ratified as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes

2,880,963	10,264	896	0

No other matters were voted upon at the meeting.

Item 8.01	Other Events.

On April 24, 2018, at its regular meeting the Board of Directors of the Company elected the following officers:

Michael I. German – Chief Executive Officer and President

Firouzeh Sarhangi – Chief Financial Officer, Treasurer and Corporate Secretary

Matthew Cook – Vice President of Operations

Russell Miller – Vice President of Gas Supply and Marketing

In addition, the Board of Directors made the following Committee assignments:

Audit Committee

John Williamson, Chairman

William Mirabito

Henry Cook

Nominating and Compensation Committee

Ted Gibson, Chairman

Joseph Mirabito

John Williamson

Henry Cook

Rob Johnston

Corporate Governance and Community Relations Committee

George J. Welch, Chairman

William Mirabito

Ted Gibson

Rob Johnston

The Company, as the sole shareholder of Corning Natural Gas Corporation (the “Gas Company”), reelected the Board of Directors of the Gas Company, and the Board of Directors of the Gas Company re-elected the officers, being the same as those of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Corning Natural Gas Holding Corporation

Dated: April 30, 2018

By: /s/ Michael I. German

President and Chief Executive Officer